EXHIBIT 10.44

                          PLEDGE AND SECURITY AGREEMENT
                                (FIRC AND FIARC)


      THIS PLEDGE AND SECURITY AGREEMENT (FIRC AND FIARC), dated as of July 18, 1997 (as the same may be amended, modified, renewed or extended from time to time, this "AGREEMENT"), is made by FIRST INVESTORS FINANCIAL SERVICES, INC., a Texas corporation, as pledgor (the "PLEDGOR") to NATIONSBANK OF TEXAS, N.A., a national banking association, as agent (the "AGENT") for the ratable benefit of the financial institutions listed on the signature pages of, and any other financial institution that may become a party to, the Credit Agreement referred to below (collectively, the "BANKS"), as secured party (in such capacity, the Agent is referred to as the "SECURED PARTY").

      PRELIMINARY STATEMENTS:

      (1) The Pledgor is the owner of the shares (the "PLEDGED SHARES") of stock described in SCHEDULE I hereto and issued by the corporation named therein.

      (2) The Pledgor has previously granted (i) a first priority lien and security interest to NationsBank of Texas, N.A. (in its individual capacity, "NATIONSBANK") in and to the outstanding capital stock of FIARC (which stock constitutes a portion of the Pledged Shares) created by and existing under the F.I.A.R.C. Pledge and Security Agreement, dated as of October 22, 1996, between the Pledgor and NationsBank and (ii) a first priority lien and security interest to NationsBank of Texas, N.A., as agent for the financial institutions that are or may become parties to the FIRC Agreement (in such capacity, the "FIRC AGENT"), in and to the outstanding capital stock of FIRC (which stock constitutes a portion of the Pledged Shares) created by and existing under the Pledge and Security Agreement, dated as of October 16, 1992, as amended, between the Pledgor and the FIRC Agent.

      (3) The second priority lien and security interest of the Secured Party in and to the Pledged Shares, created by and existing under this Agreement, is subordinate, junior and inferior to the first priority lien and security interest of NationsBank and the FIRC Agent in and to the Pledged Shares.

      (4) The Banks, the Agent and the Pledgor have entered into that certain Credit Agreement, dated as of July 18, 1997 (as hereafter amended, restated, modified, extended or renewed from time to time, the "CREDIT AGREEMENT"). It is a condition precedent to the effectiveness of the Credit Agreement that the Pledgor shall have executed and delivered this Agreement.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Banks to make Advances under the Credit Agreement, the Pledgor hereby agrees as follows:

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      SECTION 1.  DEFINED TERMS AND RELATED MATTERS.

            (a) The capitalized terms used herein which are defined in the Credit Agreement and not otherwise defined herein shall have the meanings specified therein.

            (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

            (c) Unless otherwise defined herein or in the Credit Agreement, the terms defined in Articles 8 and 9 of the Uniform Commercial Code as enacted in the State of Texas (the "UCC") are used herein as therein defined.

      SECTION 2. PLEDGE. The Pledgor hereby pledges and delivers to the Secured Party, for the ratable benefit of the Banks, and hereby grants to the Secured Party, for the ratable benefit of the Banks, a security interest in, the property described in subsections (a) and (b) of this Section 2 (the "PLEDGED COLLATERAL"):

            (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

            (b) all additional shares of stock of any issuers of the Pledged Shares from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

      The inclusion of proceeds in this Agreement does not authorize the Pledgor to sell, dispose of or otherwise use the Pledged Collateral in any manner not specifically authorized hereby.

      SECTION 3. SECURITY FOR OBLIGATIONS. This Agreement secures the prompt and complete (a) payment of all obligations of the Pledgor to the Agent and to any or each Bank now or hereafter existing under the Credit Agreement, the Notes and the other Loan Documents, as any of the same may be hereafter amended, restated, modified, extended or renewed from time to time, with or without notice to the Pledgor, (b) payment by Pledgor of all of its obligations under this Agreement,
(c) performance of all covenants and conditions by the Pledgor, FIRC, FIARC, FIFSG or any other Person contained in any Loan Document to which it is a party (including, without limitation, the covenants and conditions contained herein), whether for principal, interest, fees, expenses or otherwise (all such obligations, covenants and conditions described in the foregoing clauses (a),
(b) and (c) being hereinafter collectively referred to as the "OBLIGATIONS").

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      SECTION 4.  BAILEE OF PLEDGED COLLATERAL; DELIVERY OF PLEDGED COLLATERAL.

            (a) Pursuant to Section 9.305 of the UCC, the Pledgor will promptly deliver to NationsBank and the FIRC Agent written notice, in the form attached hereto as EXHIBIT A, of the Secured Party's interest in and to the Pledged Shares and request that each of NationsBank and the FIRC Agent act as bailee for the Secured Party with respect to the Pledged Shares, and in such capacity, to hold the Pledged Shares to perfect the second priority lien and security interest of the Secured Party in and to the Pledged Shares.

            (b) Except as provided in subsection (a) above, all certificates or instruments representing or evidencing the Pledged Collateral have been delivered to and held by or on behalf of the Secured Party pursuant hereto in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment, in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing the Pledged Collateral in its possession for certificates or instruments of smaller or larger denominations.

      SECTION 5. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

            (a) The Pledgor is a corporation duly organized, legally existing and in good standing under the laws of the jurisdiction in which it is incorporated and is duly qualified or licensed as a foreign corporation in all jurisdictions where the Property owned or the business transacted by it makes such qualification necessary and where the failure to be so qualified would have a material adverse effect on (i) the financial condition, business, properties or operations of the Pledgor or (ii) the ability of the Pledgor to perform its obligations under this Agreement or under any other Loan Document to which it is a party on a timely basis or which would otherwise impair the ability of Pledgor to perform its obligations under this Agreement.

            (b) This Agreement constitutes the legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with and subject to the terms and conditions contained therein, except as enforcement may be (i) limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) subject to the general effect of general principles of equity.

            (c) Neither the execution and delivery of this Agreement nor the performance by the Pledgor of its obligations hereunder will conflict with, result in or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon the property of the Pledgor (other than pursuant to this Agreement), nor violate any law, rule, regulation or any judgment, order, writ, injunction or decree of any court, administrative agency or other governmental authority, or any agreement or other instrument known to the Pledgor or to which the Pledgor is a party or by which its property is bound. It is not

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      necessary for the Pledgor to obtain approval from any court to enter into this Agreement or to execute, deliver and perform the obligations created hereunder.

            (d) The Pledgor has received, or will receive, direct or indirect benefit from the making of this Agreement.

            (e) There are no actions, suits or proceedings pending or, to the knowledge of the Pledgor, threatened against or affecting the Pledgor which, if adversely determined, would have a material adverse effect on
      (i) the financial condition, business, properties or operations of Pledgor or (ii) the ability of Pledgor to perform its obligations under this Agreement or under the other Loan Documents to which it is a party on a timely basis or which would otherwise impair the ability of Pledgor to perform its obligations under this Agreement.

            (f) The Pledgor is not in default in any manner in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement to which the Pledgor is a party, the non-performance, non-observance or non-fulfillment of which would have a material adverse effect on (i) the financial condition, business, properties or operations of Pledgor or (ii) the ability of Pledgor to perform its obligations under this Agreement or under the other Loan Documents to which it is a party on a timely basis or which would otherwise impair the ability of Pledgor to perform its obligations under this Agreement.

            (g) The Pledgor is not in violation of any Governmental Requirement which violation (in the event such violation was asserted by any Person) would have a material adverse effect on (i) the financial condition, business, properties or operations of Pledgor or (ii) the ability of Pledgor to perform its obligations under this Agreement or under the other Loan Documents to which it is a party on a timely basis or which would otherwise impair the ability of Pledgor to perform its obligations under this Agreement.

            (h) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable under the laws of the jurisdiction of incorporation of each issuer thereof.

            (i) The Pledgor is the legal owner of the Pledged Collateral referred to in subsection (a) of Section 2 hereof and holds such Pledged Collateral free and clear of any Lien, other than Permitted Liens, and the Pledgor has not sold, granted any option with respect to, assigned, transferred or otherwise disposed of any of its respective rights or interests in or to the Pledged Collateral.

            (j) This Agreement and the delivery of the Pledged Collateral to the Secured Party create a valid second priority Lien in the Pledged Collateral securing the payment of the Obligations.

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            (k) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority which has not been received is required for (i) the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement; (ii) the execution, delivery or performance of this Agreement by the Pledgor; or (iii) the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

            (l) The Pledged Shares constitute 100% of the issued and outstanding shares of stock of each issuer thereof.

      SECTION 6. FURTHER ASSURANCES. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be reasonably required, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce the Banks' rights and remedies hereunder with respect to any of the Pledged Collateral, and, subject to the first priority security interests of NationsBank and the FIRC Agent in and to the Pledged Shares, for the Secured Party to have "control" of the Pledged Collateral as provided in Section 8.106 of the UCC and to be a "protected purchaser" as provided in Section 8.303 of the UCC, including, without limitation, to deliver the Pledged Collateral within the meaning of Section
8.301 of the UCC.

      SECTION 7. VOTING RIGHTS; DIVIDENDS; ETC. (a) So long as no Default or Event of Default shall have occurred and be continuing:

                  (i) The Pledgor shall be entitled to exercise any and all
            voting and other consensual rights (including, without limitation, the right to give consents, waivers and notifications in respect of the Pledged Collateral) pertaining to the Pledged Collateral or any part thereof; PROVIDED, HOWEVER, that no vote shall be cast or consent, waiver or ratification given or action taken which would be inconsistent with or violate any provision of this Agreement or any other Loan Document; and PROVIDED FURTHER that the Pledgor shall give the Secured Party at least ten (10) days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any voting or other consensual rights pertaining to the Pledged Collateral or any part thereof, which might have a material adverse effect on the value of the Pledged Collateral or any part thereof; and

                  (ii) The Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral to the extent permitted by the Credit Agreement; PROVIDED, HOWEVER, that any and all

                        (A) dividends and interest paid or payable other than in
            cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

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                        (B) dividends and other distributions hereafter paid or
            payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution, and

                       (C) cash paid, payable or otherwise distributed in
            redemption of, or in exchange for, any Pledged Collateral,

            shall be, and shall be forthwith delivered to the Secured Party to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary indorsement).

            (b) Upon the occurrence and during the continuance of an Event of
      Default:

                  (i) The Secured Party may, after acceleration of the Notes pursuant to Section 8.01 of the Credit Agreement, and without notice to the Pledgor, transfer or register in the name of the Secured Party or any of its nominees, for the equal and ratable benefit of the Banks, any or all shares of the Pledged Collateral held by the Secured Party hereunder, and the Secured Party or its nominee may thereafter, after delivery of notice to the Pledgor, exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such shares or upon the exercise by any such issuer or the Secured Party of any right, privilege or option pertaining to any shares of the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Secured Party shall have no duty to exercise, and the Banks shall not have any duty to request the exercise of, any of the aforesaid rights, privileges or options, and neither the Secured Party nor any Banks shall be responsible for any failure to do so or delay in so doing.

                  (ii) All rights of the Pledgor to exercise the voting and
            other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in the Secured Party which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments.


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                  (iii) All dividends and interest payments which are received by the Pledgor contrary to the provisions of Section 7(b)(ii) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  (iv) The Pledgor shall execute and deliver (or cause to be executed and delivered to the Secured Party) all such proxies and other instruments as the Secured Party may reasonably request for the purpose of enabling the Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph
            (ii) above and to receive the dividends or interest payments which it is entitled to receive and retain pursuant to paragraph (iii) above.

      SECTION 8.  TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES.

            (a) The Pledgor shall not sell, exchange or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or create or permit to exist any Lien, other than Permitted Liens, upon or with respect to any of the Pledged Collateral.

            (b) The Pledgor agrees that it will (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

      SECTION 9. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby irrevocably appoints the Secured Party as the Pledgor's attorney-in-fact, effective upon and during the continuance of an Event of Default, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, the Secured Party, the Banks or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

            (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with subsection (a) above; and

            (c) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of the Banks and the Secured Party with respect to any of the Pledged Collateral.

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      SECTION 10. SECURED PARTY MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgor under Section 15(b).

      SECTION 11. POSSESSION; REASONABLE CARE. Subject to the first priority security interests of NationsBank and the FIRC Agent in and to the Pledged Shares, the Secured Party shall hold in its possession all Pledged Collateral pledged, assigned or transferred hereunder and from time to time constituting a portion of the Pledged Collateral, except as from time to time any documents or instruments may be required for recordation or for the purpose of enforcing or realizing upon any right or value thereby represented. Subject to the first priority security interests of NationsBank and the FIRC Agent in and to the Pledged Shares, the Secured Party may, from time to time, in its sole discretion, appoint one or more agents (which in no case shall be the Pledgor or an affiliate of the Pledgor) to hold physical custody, for the account of the Secured Party, of any or all of the Pledged Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

      SECTION 12. REMEDIES. Subject to the first priority security interests of NationsBank and the FIRC Agent in and to the Pledged Shares, if any Event of Default shall have occurred and be continuing and the Notes shall have been accelerated pursuant to Section 8.01 of the Credit Agreement:

            (a) The Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Pledged Collateral), or under the laws of any other applicable jurisdiction, and the Secured Party may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

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            (b) Any cash held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and then or at any time thereafter applied in whole or in part by the Secured Party against, the Obligations in such order as the Secured Party shall select. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Secured Party and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus; PROVIDED THAT the Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

            (c) All rights and remedies of the Secured Party and the Banks expressed herein are in addition to all other rights and remedies possessed by the Secured Party and the Banks in the Loan Documents and any other agreement or instrument relating to the Obligations.

      SECTION 13. REGISTRATION RIGHTS, PRIVATE SALES, ETC. (a) If the Secured Party shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to Section 12, the Pledgor agrees that, upon request of the Secured Party, the Pledgor will use its best efforts to cause the officers and directors of each issuer of the Pledged Shares at its expense to cooperate fully with the Secured Party in conformity with requirements imposed by law for the availability of an exemption from registration under the Securities Act of 1933, as amended from time to time (the "Securities Act") and in the Secured Party's determination that such exemption is not reasonably available for such sale, the Pledgor shall use its best efforts to:

                  (i) execute and deliver, and cause each issuer of the Pledged
            Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and to use its best efforts to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Secured Party, advisable to register such Pledged Collateral under the provisions of the Securities Act, or the securities laws of any relevant jurisdiction outside the United States, and to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished to facilitate the sale or other disposition of the Pledged Collateral, or that portion thereof to be sold, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act, and the rules and regulations of the Securities Act, and the rules and regulations of the Securities and Exchange Commission, applicable thereto or, where relevant, the laws, rules and regulations of such other jurisdiction applicable thereto;

                  (ii) use its best efforts to qualify the Pledged Collateral under the state securities or "Blue Sky" laws, if applicable thereto, and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Secured Party;

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                  (iii) cause each issuer of the Pledged Shares to make
            available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act; and

                  (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

            (b) The Pledgor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Pledged Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the Securities Act and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. Neither the Secured Party nor the Banks shall be under any obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act or under any applicable state securities laws, even if the issuer would agree to do so.

            (c) The Pledgor further agrees to do or cause to be done, to the extent that the Pledgor may legally do so, all such other acts and things as may be necessary to make such sales or resales of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this Section 13 will cause irreparable injury to the Secured Party and the Banks and that the Secured Party and the Banks have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 13 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees, to the fullest extent permitted by law, not to assert as a defense against an action for specific performance of such covenants that (i) the Pledgor's failure to perform such covenants will not cause irreparable injury to the Secured Party or the Banks, or (ii) the Secured Party or the Banks has an adequate remedy at law in respect of such breach. The Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Secured Party and the Banks by reason of a breach of any of the covenants contained in this Section 13 and, consequently, agrees that, if the Pledgor shall breach any of such covenants and the Secured Party shall sue for damages for such breach, the Pledgor shall pay to the Secured Party, as liquidated damages and not as a penalty, an aggregate amount equal to the value of the Pledged Collateral on the date the Secured Party or the Banks shall demand compliance with this Section 13.

            (d) To the fullest extent permitted by applicable law, the Pledgor agrees to indemnify, protect and save harmless the Secured Party, the Banks and any controlling persons thereof within the meaning of the Securities Act from and against any and all liabilities, suits, claims, costs and expenses (including counsel fees and disbursements) arising under the Securities Act, the Securities and Exchange Act of 1934, as amended, or at common law, or pursuant to any other applicable law in connection with the aforesaid registration, insofar as such liabilities, suits, claims, costs and expenses arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the aforesaid registration statement, or the aforesaid registration statement as amended or supplemented, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the Pledgor shall not be liable in any such case to the extent that any such liabilities, suits, claims, costs and expenses arise out of, or are based upon, any untrue statement or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, FURTHER, that the Pledgor shall not be liable in any such case to the extent that any such liabilities, suits, claims, costs and expenses arise out of, or are based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the aforesaid registration statement, or the aforesaid registration statement as amended or supplemented, in reliance upon and in conformity with written information furnished to the Pledgor by the Secured Party or such Bank specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability that the Pledgor may otherwise have to the Secured Party, any such Bank or any such controlling person.

      SECTION 14.  INDEMNITY, EXPENSES AND INTEREST.

            (a) To the fullest extent permitted by law, the Pledgor agrees to indemnify the Secured Party and the Banks, their employees, agents or Affiliates from and against any and all claims, losses, costs, expenses, damages and liabilities (including, without limitation, reasonable attorneys' fees and costs) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), and any act or omission in connection therewith (including, without limitation, any liabilities, claims, costs, expenses, losses or damages arising or resulting, directly or indirectly from the negligence of the Secured Party and the Banks, their employees, agents and Affiliates) (collectively, the "Indemnified Liabilities"), to the extent that the Indemnified Liabilities arise out of or by reason of claims made by Persons other than the Secured Party or the Banks, except claims, losses, costs, expenses, damages or liabilities resulting from the gross negligence or willful misconduct of the Secured Party or any Bank. It is the intention of the parties that this indemnification shall be unlimited, and that it shall include but not be limited to, any and all direct, indirect, incidental, consequential and punitive damages, including, without limitation, those arising or resulting from the negligence of the Secured Party and the Banks, whether such negligence be sole, joint or concurrent, active or passive.

            (b) The Pledgor agrees upon demand to pay to the Secured Party the amount of any and all expenses, including the fees and disbursements of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the preparation, execution, delivery, modification, amendment, filing, recording and direct administration of this Agreement; (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral; (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder; (iv) the failure by the Pledgor to perform or observe any of the provisions hereof; and (v) costs and expenses associated with due diligence, transportation, computer, duplication, appraisals, audits, insurance and consultants incurred in connection with or reasonably related to the transactions contemplated hereunder.

            (c) The Pledgor agrees to pay interest on any expenses or other sums due to the Secured Party hereunder that are not paid when due at a rate per annum equal to the lesser of (i) the Highest Lawful Rate or (ii) two percent (2%) above the Base Rate.

      SECTION 15. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party and the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 16. NOTICES. All directions, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, or, if a telecopy number is provided, telecopied (with transmission confirmed by telephone) to, or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Pledgor, 675 Bering, Suite 710, Houston, Texas 77057, Attention: Chief Financial Officer, Telephone: (713) 977-2600, Telecopy: (713) 260-0028; (ii) in the case of the Secured Party, 700 Louisiana Street, Houston, Texas 77002, Attention: Vice President, Corporate Finance Group, Telephone: (713) 247-6679, Telecopy: (713) 247-6360; and (iii) to any Bank, at the address set forth under the heading "Domestic Lending Office" on the signature pages of the Credit Agreement. Any such address or telephone or telecopy number may be changed by the applicable Person by written notice to each other Person referred to in clauses (i) through (iii).

      SECTION 17. SECURITY INTEREST ABSOLUTE. All rights of the Secured Party and the Banks, all obligations of the Pledgor hereunder and the security interest hereunder shall, to the extent permitted by applicable law, be absolute and unconditional, irrespective of:

            (a) any lack of validity or enforceability of the Credit Agreement, the Notes or any of the other Loan Documents;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Notes or any of the other Loan Documents;

            (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

            (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor, FIRC, FIARC, FIFSG or any other Person that is a party to any Loan Document in respect of the Obligations.

      SECTION 18. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Agreement and the delivery of the Pledged Collateral to the Secured Party shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until termination of the obligations of the Banks to make the Advances under the Credit Agreement and payment in full thereafter of the Obligations; (b) be binding upon the Pledgor, its legal representatives, successors and assigns; and (c) inure to the benefit of the Secured Party, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Banks may assign or otherwise transfer the Notes to any other Person in accordance with the terms and provisions set forth in Section 10.07 of the Credit Agreement, and such Person shall thereupon become vested with all the rights and benefits in respect thereof granted to the Banks, herein or otherwise. Upon the termination of the obligations of the Banks to make Advances and the payment in full thereafter of the Obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

      SECTION 19. WAIVER OF MARSHALLING. All rights of marshalling of assets of the Pledgor, including any such right with respect to the Pledged Collateral, are hereby waived by the Pledgor.

      SECTION 20. LIMITATION BY LAW. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      SECTION 21. SEPARABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Should any clause, sentence, paragraph, subsection or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the parties hereto, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

      SECTION 22. CAPTIONS. The captions in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement.

      SECTION 23. NO WAIVER; REMEDIES. No failure on the part of the Secured Party or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION 24. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      SECTION 25.  GOVERNING LAW; SUBMISSION TO JURISDICTION.

            (A) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS).

            (B)   THE PLEDGOR IRREVOCABLY AND UNCONDITIONALLY:

                  (I) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR
            PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF TEXAS, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND APPELLATE COURTS FROM ANY THEREOF;

                  (II) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO
            THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO
            PLEAD OR CLAIM THE SAME;

                  (III) AGREES THAT SERVICE OF PROCESS IN ANY SUCH LEGAL ACTION
            OR PROCEEDING MAY BE EFFECTED BY MAILING OF A COPY THEREOF (BY REGISTERED OR CERTIFIED MAIL OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL POSTAGE PREPAID) TO THE PLEDGOR AT 675 BERING, SUITE 710, HOUSTON, TEXAS 77057, OR AT SUCH OTHER ADDRESS OF WHICH THE SECURED PARTY SHALL HAVE BEEN NOTIFIED IN WRITING PURSUANT TO SECTION 16.

                  (IV) NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN SHALL IN
            ANY WAY AFFECT THE RIGHT OF THE SECURED PARTY OR ANY BANK OR THE PLEDGOR TO BRING ANY ACTION ARISING OUT OF OR RELATING TO THE NOTES OR THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COMPETENT COURT ELSEWHERE HAVING JURISDICTION OVER THE PLEDGOR OR THE SECURED PARTY, AS THE CASE MAY BE, OR ITS PROPERTY.

      SECTION 26. WAIVER OF JURY TRIAL. EACH OF THE SECURED PARTY, THE PLEDGOR, AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      SECTION 27. NO INSOLVENCY PETITION AGAINST FIRC OR FIARC. The Pledgor hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the obligations, it will not institute against, or join any other person in instituting against, FIRC or FIARC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. This Section 27 shall survive the termination of this agreement.

      SECTION 28. FINAL AGREEMENT. THIS WRITTEN PLEDGE AND SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED BY THE PLEDGOR REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered, effective as of the date first above written.

                                    FIRST INVESTORS FINANCIAL SERVICES, INC., as Pledgor


                                    By: BENNIE H. DUCK
                                    Name: Bennie H. Duck
                                    Title: Vice President Treasure

[Signature Page - Pledge and Security Agreement (FIRC and FIARC) - Page 1 of 1]

                                  SCHEDULE I

                                                                             PERCENTAGE OF
                                                                              ISSUED AND
                                           STOCK                              OUTSTANDING
                             CLASS OF   CERTIFICATE             NUMBER OF       COMMON
   STOCK ISSUER                STOCK       NO(S).    PAR VALUE   SHARES     STOCK OF ISSUER
- --------------------------------------------------------------------------------------------
F.I.R.C., Inc.                 Common        1          $1.00   1,000            100%

First Investors Financial      Common        1          $1.00   1,000            100%
    Services, Inc.

                                   EXHIBIT A

                             FORM OF NOTICE LETTER


                          [LETTERHEAD OF NATIONSBANK]


                                 July 18, 1997

                                 NOTICE LETTER


NationsBank of Texas, N.A. (in its
individual capacity and as FIRC
Agent), as Bailee for the Agent
700 Louisiana
Houston, Texas 77002

Ladies and Gentlemen:

      Reference is made to that certain Credit Agreement, dated as of July 18, 1997, by and among First Investors Financial Services, Inc., a Texas corporation (the "BORROWER"), the financial institutions listed on the signature pages thereof (each individually a "BANK" and collectively, the "BANKS"), and NationsBank of Texas, N.A., agent for the Banks (in such capacity, the "AGENT") (as the same may be amended, restated, extended, modified or renewed from time to time, the "CREDIT AGREEMENT").

      The Borrower has previously granted (i) a first priority lien and security interest to NationsBank of Texas, N.A. (in its individual capacity, "NATIONSBANK") in and to the outstanding capital stock of First Investors Auto Receivables Corporation, a Delaware corporation (the "FIARC STOCK"), created by and existing under the F.I.A.R.C. Pledge and Security Agreement, dated as of October 22, 1996, between the Borrower and NationsBank and (ii) a first priority lien and security interest to NationsBank of Texas, N.A., as agent for the financial institutions that are or may become parties to the FIRC Agreement (as defined in the Credit Agreement) (in such capacity, the "FIRC AGENT"), in and to the outstanding capital stock of F.I.R.C., Inc., a Delaware corporation (the "FIRC STOCK" and together with the FIARC Stock, the "PLEDGED SHARES"), created by and existing under the Pledge and Security Agreement, dated as of October 16, 1992, as amended, between the Borrower and the FIRC Agent.

      Pursuant to Section 9.305 of the Uniform Commercial Code of the State of Texas, notice is hereby given to each of NationsBank and the FIRC Agent that, in connection with the transactions contemplated by the Credit Agreement, the Borrower has entered into that certain Pledge and Security Agreement (FIRC and FIARC), dated as of July 18, 1997, with the Agent, pursuant to which

NationsBank of Texas, N.A. (in its
individual capacity and as FIRC
Agent), as Bailee for the Agent
Page 2
July 18, 1997


the Borrower has granted to the Agent a second priority lien and security interest in and to the Pledged Shares.

      The Borrower hereby requests that each of NationsBank and the FIRC Agent, and each of NationsBank and the FIRC Agent hereby agrees, to act as bailee for the Agent with respect to the Pledged Shares, and in such capacity, to hold the Pledged Shares to perfect the second priority lien and security interest of the Agent in and to the Pledged Shares.

      Please indicate your acceptance and agreement to the matters contained in this Notice Letter by executing an enclosed copy of this Notice Letter in the space provided below and returning an original counterpart to the Agent.

                      NATIONSBANK OF TEXAS, N.A., as Agent


                                    By:
                                    Name:
                                    Title:


                       FIRST INVESTORS FINANCIAL SERVICES,
                            INC., a Texas corporation



                                    By:
                                    Tommy A. Moore, Jr.
                                    President

NationsBank of Texas, N.A. (in its
individual capacity and as FIRC
Agent), as Bailee for the Agent
Page 3
July 18, 1997

Acknowledged and accepted as of the date first above written

NationsBank of Texas, N.A. (in its individual capacity and as FIRC Agent), as Bailee for the Agent



By:
Name:
Title: